Exhibit 10.56

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of January 11, 2005, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), J.P. MORGAN SECURITIES INC., as Sole Lead Arranger and Sole Book Manager (the “Sole Lead Arranger”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement in order to (a) add a new $90 million tranche of term loans thereto (the “Tranche B Term Loans”), the proceeds of which will be used to finance (or refinance other debt used to finance) the Summit Global acquisition (the “Summit Global Acquisition”) and provide additional liquidity for the Borrower and its Subsidiaries and (b) effect other modifications thereto identified by the Borrower; and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto have agreed to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders acknowledge and agree that the Summit Global Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a “Permitted Acquisition” for all purposes of the Credit Agreement), so long as:

(i) the Summit Global Acquisition shall be effected as a “Permitted Acquisition” in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement, after giving effect to this Second Amendment (including, without limitation, Sections 7.10, 7.13, 8.07 and 8.14 thereof);

(ii) on or prior to the date of the consummation of the Summit Global Acquisition (the “Summit Global Acquisition Effective Date”), there shall have been delivered to the Administrative Agent (w) true and correct copies of the Summit Global Acquisition purchase agreement and all other documents entered into in connection with the Summit Global Acquisition (the “Summit Global Acquisition Documents”), certified as such by an officer of the Borrower, (x) a solvency certificate from the chief financial officer of the Borrower, dated the Summit Global Acquisition Effective Date, in the form of Exhibit I to the Credit Agreement, (y) an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Summit Global Acquisition Effective Date from Morea & Schwartz PC, special counsel to the Credit Parties, in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Second Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request and (z) a copy of the detailed consolidated financial projections for Borrower and its Subsidiaries, and after giving effect to the Summit Global Acquisition, the related financings therefor and the transactions and financings contemplated by this Second Amendment (including the Tranche B Term Loans), for the five fiscal years ended after the Summit Global Acquisition Effective Date (the “Updated Projections”), which Updated Projections, and the supporting assumptions and explanations thereto, shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders; and

(iii) on the Summit Global Acquisition Effective Date, (t) all Summit Global Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (u) the representations and warranties set forth in the Summit Global Acquisition Documents shall be true and correct in all material respects, (v) all necessary and material governmental (domestic and foreign) and third party approvals in connection with the Summit Global Acquisition and the transactions contemplated by the Summit Global Acquisition Documents and otherwise referred to therein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Summit Global Acquisition, (w) there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Summit Global Acquisition, (x) after giving effect to the Summit Global Acquisition, nothing shall have occurred since December 31, 2003 (and neither the Lenders nor the Administrative Agent shall have become aware of any facts or conditions not previously known) which could reasonably be expected to have a Material Adverse Effect, (y) each of the material conditions precedent to the consummation of the Summit Global Acquisition as set forth in the Summit Global Acquisition Documents shall have been materially satisfied to the reasonable satisfaction of the Administrative Agent or waived with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), and (z) the Summit Global Acquisition shall have been consummated in accordance with all applicable laws and the Summit Global Acquisition Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Administrative Agent).

2. Section 1.01 of the Credit Agreement is hereby amended by (x) deleting each instance of the text “3.03(b)” appearing in clauses (a)(iv) and (a)(v) of said Section and inserting the text “3.03(c)” in lieu thereof and (y) inserting the following new clause (c) at the end of said Section:

“(c) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche B Term Loan Commitment severally agrees to make a term loan or term loans (each a “Tranche B Term Loan” and, collectively, the “Tranche B Term Loans”) to the Borrower, which Tranche B Term Loans (i) shall be incurred by the Borrower pursuant to a single borrowing on the Summit Global Acquisition Effective Date, (ii) shall be denominated in Dollars, (iii) shall, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided that all Tranche B Term Loans comprising the same Borrowing shall at all times be of the same Type, (iv) shall not exceed for any Lender, in initial aggregate principal amount, that amount which equals the Tranche B Term Loan Commitment of such Lender at the time of incurrence thereof (before giving effect to any reductions thereto on such date pursuant to Section 3.03(e)), and (v) shall not exceed, in initial aggregate principal amount, that amount which equals the Total Tranche B Term Loan Commitment at the time of incurrence thereof (before giving effect to any reductions thereto on such date pursuant to Section 3.03(e)). Once repaid or prepaid, Tranche B Term Loans incurred hereunder may not be re-borrowed.”.

3. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text “, Tranche B Term Loans” immediately preceding the text “or Revolving Loans” appearing in clause (iii) of said Section.

4. Section 1.05(a) of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (i) of said Section and inserting a comma in lieu thereof and (y) inserting the following text immediately preceding the period at the end of said Section:

“and (iii) if Tranche B Term Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each a “Tranche B Term Note” and collectively, the “Tranche B Term Notes”)”.

5. Section 1.05 of the Credit Agreement is hereby further amended by (x) redesignating clauses (d) and (e) of said Section as clauses (e) and (f), respectively, and (y) inserting the following new clause (d) immediately following clause (c) of said Section:

“(d) The Tranche B Term Note issued to each Lender with a Tranche B Term Loan Commitment and/or outstanding Tranche B Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Summit Global Acquisition Effective Date (or, in the case of any Tranche B Term Note issued after the Summit Global Acquisition Effective Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the Tranche B Term Loan Commitment of such Lender on the Summit Global Acquisition Effective Date (or, in the case of any Tranche B Term Note issued after the Summit Global Acquisition Effective Date, in a stated principal amount equal to the outstanding principal amount of the Tranche B Term

Loans of such Lender on the date of the issuance thereof) and be payable in the principal amount of Tranche B Term Loans evidenced thereby from time to time, (iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents. Upon receipt of an affidavit of an officer of the Lender (together with a customary indemnity from such Lender in form and substance satisfactory to the Borrower) that a Tranche B Term Note has been lost, stolen, destroyed or mutilated, the Borrower will issue a replacement Tranche B Term Note in the same principal amount thereof and otherwise of like tender.”.

6. Section 1.06 of the Credit Agreement is hereby amended by deleting each instance of the text “Revolving Loans or Term Loans” appearing in said Section and inserting the text “Revolving Loans, Term Loans or Tranche B Term Loans” in lieu thereof.

7. Section 1.07 of the Credit Agreement is hereby amended by (x) deleting the text “Term Loans and Revolving Loans” appearing in the first sentence of said Section and inserting the text “Term Loans, Tranche B Term Loans and Revolving Loans” in lieu thereof and (y) deleting the text “Term Loan Commitments or Revolving Loan Commitments” appearing in the first sentence of said Section and inserting the text “Term Loan Commitments, Tranche B Term Loan Commitments or Revolving Loan Commitments” in lieu thereof.

8. Section 1.09 of the Credit Agreement is hereby amended by (w) deleting the word “and” appearing after the semi-colon at the end of clause (v) of said Section, (x) deleting the text “4.02(b)” appearing in clause (vi) of said Section and inserting the text “4.02(b)(i)” in lieu thereof, (y) deleting the period appearing at the end of clause (vi) thereof and inserting “; and” in lieu thereof and (z) inserting the following new clause (vii) immediately after clause (vi) of said Section:

“(vii) no Interest Period in respect of any Borrowing of Tranche B Term Loans shall be elected which extends beyond any date upon which a Tranche B Term Loan Scheduled Repayment will be required to be made under Section 4.02(b)(ii) if, after giving effect to the election of such Interest Period, the aggregate principal amount of such Tranche B Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche B Term Loans then outstanding less the aggregate amount of such required Tranche B Term Loan Scheduled Repayment.”.

9. Section 3.03 of the Credit Agreement is hereby amended by (w) deleting the text “The Total Commitment” appearing in clause (a) of said Section and inserting the text “Each of the Total Term Loan Commitment and the Total Revolving Loan Commitment” in lieu thereof, (x) redesignating clauses (b) and (c) of said Section as clauses (c) and (d), respectively, (y) inserting the following new clause (b) immediately following clause (a) of said Section:

“(b) The Tranche B Term Loan Commitment (and the Tranche B Term Loan Commitment of each Lender) shall be terminated at 5:00 p.m. (New York time) on the

Tranche B Term Loan Expiration Date unless the Summit Global Acquisition Effective Date has occurred on or before such date.”,

and (z) inserting the following new clause (e) immediately following clause (d) of said Section:

“(e) Unless previously terminated pursuant to Section 3.03(b) above, the Total Tranche B Term Loan Commitment (and the Total Tranche B Term Loan Commitment of each Lender) shall terminate in its entirety on the Second Amendment Effective Date (after giving effect to the making of the Tranche B Term Loans on such date).”.

10. Section 4.01 of the Credit Agreement is hereby amended by (w) deleting each instance of the text “Revolving Loans or Term Loans” appearing in said Section and inserting the text “Revolving Loans, Term Loans or Tranche B Term Loans” in lieu thereof, (x) deleting the word “and” appearing immediately prior to the text “(v)” appearing in said Section and inserting a comma in lieu thereof, (y) deleting clause (v) of said Section in its entirety and inserting the following new clause (v) in lieu thereof:

“(v) each prepayment of principal of Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Term Loan Scheduled Repayments in inverse order of maturity, and”

and (z) inserting the following new clause (vi) at the end of said Section:

“(vi) each prepayment of principal of Tranche B Term Loans pursuant to this Section 4.01 shall be applied to reduce the then remaining Tranche B Term Loan Scheduled Repayments in inverse order of maturity.”.

11. Section 4.02(b) of the Credit Agreement is hereby amended by (x) inserting the text “(i)” immediately prior to the text “In addition” appearing in said Section, (y) deleting each instance of the text “Scheduled Repayment” appearing in said Section and inserting the text “Term Loan Scheduled Repayment” in lieu thereof and (z) inserting the following new clause (ii) at the end of said Section:

“(ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(h), a “Tranche B Term Loan Scheduled Repayment”):

Tranche B Term Loan Scheduled Repayment Date	Amount
April 30, 2005	$225,000
July 31, 2005	$225,000
October 31, 2005	$225,000

January 31, 2006	$225,000
April 30, 2006	$225,000
July 31, 2006	$225,000

October 31, 2006	$225,000

January 31, 2007	$225,000
April 30, 2007	$225,000
July 31, 2007	$225,000
October 31, 2007	$225,000

January 31, 2008	$21,881,250
April 30, 2008	$21,881,250
July 31, 2008	$21,881,250
Term Loan Maturity Date	$21,881,250

12. Section 4.02(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(h) in lieu thereof:

“(h) Each amount required to be applied pursuant to Sections 4.02(c), (d), (e), (f) and (g) in accordance with the requirements of this Section 4.02(h) shall, subject to the provisions of Section 4.02(k), be applied (i) first, as a mandatory repayment of any outstanding Term Loans and Tranche B Term Loans (pro rata in accordance with the then aggregate outstanding principal amount of all Term Loans and Tranche B Term Loans), and (ii) second, to the extent in excess of the amounts required to be applied pursuant to the preceding clause (i), to repay any outstanding Revolving Loans, without a reduction to the Total Revolving Loan Commitment. The amount of each principal repayment of each outstanding Term Loan or Tranche B Term Loan, as the case may be, made as required by this Section 4.02(h) shall be applied to reduce the then remaining Term Loan Scheduled Repayments or Tranche B Term Loan Scheduled Repayments, as the case may be, in the inverse order of maturity.”.

13. Section 4.02(i) of the Credit Agreement is hereby amended by inserting the text “and Tranche B Term Loans” after the text “Term Loans”.

14. Section 4.02(k) of the Credit Agreement is hereby amended by (x) deleting each instance of the text “Term Loans” appearing in said Section and inserting the text “Term Loans or Tranche B Term Loans” in lieu thereof and (y) deleting each instance of the text “Term Loan” appearing in said Section and inserting the text “Term Loan or Tranche B Term Loan” in lieu thereof.

15. Section 6.25 of the Credit Agreement is hereby amended by inserting the following new clause (c) immediately after clause (b) of said Section:

“(c) The proceeds of the Tranche B Term Loans shall be utilized by the Borrower solely (x) to fund the Summit Global Acquisition and (y) for the general corporate and working capital purposes of the Borrower and its Subsidiaries (including, but not limited to, Permitted Acquisitions).”.

16. Section 7.13(a)(v) of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the text “[INTENTIONALLY OMITTED]” in lieu thereof.

17. Section 7.13(a)(vi) of the Credit Agreement is hereby amended by inserting the text “and provided further that the Acquisition Consideration payable in connection with the Summit Global Acquisition shall not be subject to, and shall not be included in calculating, the limitations contained in this clause (vi)” immediately prior to the semi-colon appearing at the end of said Section.

18. Section 8.01 of the Credit Agreement is hereby amended by (x) deleting the Total Leverage Ratio levels for the following fiscal quarters and replacing them as indicated below:

Fiscal Quarter Ending On	Ratio
March 31, 2005	2.75:1.00

June 30, 2005	2.75:1.00

September 30, 2005	2.50:1.00

December 31, 2005	2.50:1.00

March 31, 2006	2.25:1.00

June 30, 2006	2.25:1.00

September 30, 2006	2.25:1.00

December 31, 2006	2.25:1.00

19. Section 8.05(vi) of the Credit Agreement is hereby amended by inserting the text “and provided further that any Permitted Seller Debt incurred in connection with the Summit Global Acquisition shall not be subject to, and shall not be included in calculating, the limitations contained in the immediately preceding proviso” immediately prior to the semi-colon appearing at the end of said Section.

20. The definition of “Applicable Margin” appearing in Section 10 of the Credit Agreement is hereby amended by (x) deleting the text “(ii)” appearing in said definition and inserting the text “(iii)” in lieu thereof and (y) inserting the text “(ii) in the case of Tranche B Term Loans maintained as (x) Base Rate Loans, 1.50% and (y) Eurodollar Loans, 2.50%” immediately after the text “2.50%” appearing in clause (i) of said definition.

21. The definition of “Commitment” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “Tranche B Term Loan Commitment” immediately after “Term Loan Commitment”.

22. The definition of “Consolidated EBITDA” appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the text “(c)” appearing in said definition and inserting the text “(d)” in lieu thereof, (ii) inserting the text “and (c) in the case of any period including the fiscal quarters of the Borrower ended December 31, 2004 and/or March 31, 2005, one-time restructuring charges (including, but not limited to, real estate lease termination charges, severance charges, producer compensation buy-down charges and service contract termination charges) actually incurred during such fiscal quarters in an aggregate amount not to exceed $15,000,000” immediately before the text “, minus” appearing in said definition and (iii) inserting the text “; provided that one-time cash charges of the Borrower incurred during the fiscal year of the Borrower ending December 31, 2005 in connection with the Summit Global Acquisition in an amount not to exceed $5,000,000 shall be excluded from the calculation of Consolidated EBITDA of the Borrower for purposes of this Agreement” immediately prior to period appearing at the end of said definition.

23. The definition of “Credit Facilities” appearing in Section 10 of the Credit Agreement is hereby deleted in its entirety.

24. The definition of “Excess Cash Flow” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “or Tranche B Term Loans” immediately after the text “Term Loans” appearing in clause (b)(ii) of said Section.

25. The definition of “Indebtedness” appearing in Section 10 of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing before the text “(iii)” in clause (a) of said definition and (y) inserting the text “and (iv) amounts payable with respect to expected insurance policy commissions which have been advanced from insurance carriers in an amount not to exceed $25,000,000 at any time” immediately prior to the semicolon at the end of clause (a) of said definition.

26. The definition of “Loan” or “Loans” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “, Tranche B Term Loan” immediately after the text “Term Loan” appearing in said definition.

27. The definition of “Minimum Borrowing Amount” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “and Tranche B Term Loans” immediately after the text “Term Loans” appearing in said definition.

28. The definition of “Net Cash Proceeds” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “or Tranche B Term Loans” immediately after the text “Term Loans” appearing in said definition.

29. The definition of “Required Lenders” appearing in Section 10 of the Credit Agreement is hereby amended by (x) inserting the text “, Tranche B Term Loans” immediately after the text “whose outstanding Term Loans” appearing in said definition and (y) inserting the text “or Tranche B Term Loans” immediately after the text “Term Loans” appearing in clause (i) of said Section.

30. The definition of “Scheduled Repayment” appearing in Section 10 of the Credit Agreement is hereby deleted in its entirety.

31. The definition of “Term Loan Commitment” appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text “(b)” appearing in said definition and inserting the text “(c)” in lieu thereof.

32. The definition of “Total Commitment” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “, Tranche B Term Loan Commitment” immediately after the text “Term Loan Commitment” appearing in said definition.

33. The definition of “Total Term Loan Commitment” appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text “and Tranche B Term Loan Commitments” immediately after the text “Term Loan Commitments” appearing in said definition.

34. The definition of “Tranche” appearing in Section 10 of the Credit Agreement is hereby amended by (x) deleting the word “two” appearing in said definition and inserting the word “three” in lieu thereof and (y) inserting the text “, Tranche B Term Loans” immediately after the text “Term Loans” appearing in said definition.

35. Section 10 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Credit Facilities” shall mean, collectively, the Revolving Credit Facility, the Term Loan Facility and the Tranche B Term Loan Facility.

“Scheduled Repayment” shall mean and include each Term Loan Scheduled Repayment and each Tranche B Term Loan Scheduled Repayment.

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of January 11, 2005.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

“Summit Global Acquisition” shall have the meaning provided in the Second Amendment.

“Summit Global Acquisition Documents” shall have the meaning provided in the Second Amendment.

“Summit Global Acquisition Effective Date” shall have the meaning provided in the Second Amendment.

“Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(b)(i).

“Total Tranche B Term Loan Commitment” shall mean the sum of the Tranche B Term Loan Commitments of each of the Lenders.

“Tranche B Term Loans” shall have the meaning provided in Section 1.01(c).

“Tranche B Term Loan Commitment” shall mean, with respect to each Lender, the amount set forth in the Tranche B Term Loan Commitment Letter executed and delivered by such Lender to the Administrative Agent prior to the Summit Global Acquisition Effective Date, as the same may be reduced or terminated pursuant to Sections 3.03(b) and (c); provided that the aggregate amount of all Tranche B Term Loan Commitments shall not exceed $90,000,000 at any time.

“Tranche B Term Loan Commitment Letter” shall mean a Tranche B Term Loan Commitment Letter in the form of Exhibit M.

“Tranche B Term Loan Expiration Date” shall mean March 31, 2005.

“Tranche B Term Loan Facility” shall mean the $90,000,000 term loan facility incorporated into this Agreement in the Second Amendment.

“Tranche B Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(b)(ii).

“Tranche B Term Note” shall have the meaning provided in Section 1.05(a).

36. Section 12.04(b) of the Credit Agreement is hereby amended by inserting the text “or Tranche B Term Loans” immediately after each instance of the text “Term Loans” appearing in said Section.

37. Section 12.11(b) of the Credit Agreement is hereby amended by inserting the text “, Tranche B Term Loans” immediately after the text “Term Loans” appearing in said Section.

38. The Credit Agreement is hereby further amended by deleting Exhibit K in its entirety and inserting the following new Exhibit K in the form of Exhibit K hereto.

39. The Credit Agreement is hereby further amended by inserting the following new Exhibits B-3 and M in the form of Exhibits B-3 and M hereto.

40. Notwithstanding anything to the contrary contained in this Second Amendment or in any other Credit Document, this Second Amendment shall be deemed null and void and of no force or effect on March 31, 2005 if the Summit Global Acquisition Effective Date and the concurrent incurrence by the Borrower of the Tranche B Term Loans has not occurred on or prior to such date.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this Second Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied; provided that the Second Amendment Effective Date may occur concurrently with the last of such conditions to be satisfied:

(a) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Second Amendment and such resolutions shall be satisfactory to the Administrative Agent;

(b) the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed on behalf of the Borrower by an appropriate officer of the Borrower, stating all of the conditions in clauses II.1(a) and II.1(b) hereof have been satisfied on such date;

(c) the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due; and

(d) the Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-354-8113 / email: myip@whitecase.com).

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the Tranche B Term Loans) shall be fully guaranteed pursuant to each Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7. The Borrower hereby covenants and agrees that, so long as the Second Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on January 11, 2005, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to 10.0 basis points (0.10%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Second Amendment Effective Date plus (ii) the Revolving Loan Commitment of such Lender as in effect on the Second Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following the Second Amendment Effective Date.

8. From and after the Second Amendment Effective Date all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the Second Amendment Effective Date, pursuant to the terms of this Second Amendment.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

U.S.I. HOLDINGS CORPORATION

By:		/s/ Robert Schneider
	Name:	Robert Schneider
	Title:	Chief Financial Officer

J.P. MORGAN SECURITIES INC., as Sole Lead Arranger

By:		/s/ Helen Newcomb
	Name:	Helen Newcomb
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually, as Administrative Agent and as Issuing Lender

By:		/s/ Helen Newcomb
	Name:	Helen Newcomb
	Title:	Vice President

IN WITNESS WHEREOF, the undersigned being all of the Subsidiary Guarantors as of the date first above written have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

USI INSURANCE SERVICES CORP.,

ACQUISITION RISK MANAGEMENT SERVICES, INC.,

ASSOCIATION GROWTH ENTERPRISES, INCORPORATED,

BERTHOLON-ROWLAND, INC.,

SIGNATURE PREMIUM FINANCE, INC.,

DEXTER-BERTHOLON ROWLAND, INC.,

BERTHOLON ROWLAND, INC.,

COLBURN INSURANCE AGENCY,

U.S.I. INSURANCE SERVICES OF MASSACHUSETTS, INC.,

GOVERNMENTAL ENTITIES MANAGEMENT SERVICES, INC.,

NETCARE SERVICES, INC.

PHOENIX INSURANCE AGENCY, INC.,

KISCO PARTNERS, INC.,

PROGRESSIVE PLAN ADMINISTRATORS, INC.,

as Guarantors

By:		/s/ Ernest J. Newborn, II
	Name:	Ernest J. Newborn, II
	Title:	Secretary

COMMERCIAL INSURANCE CONCEPTS, INC.,

INTER/NATIONAL RENTAL INSURANCE SERVICES, INC.,

INTER/NATIONAL RENTAL INSURANCE, INC.,

FLEET AND EQUIPMENT RENTAL RISK PURCHASING GROUP,

CAMPBELL, GALT & NEWLANDS, INC.,

EL CAMINO INSURANCE AGENCY,

HURLEY, ATKINS & STEWART, INC.,

USI INSURANCE SERVICES OF NORTHERN CALIFORNIA, INC.,

USI OF SOUTHERN CALIFORNIA INSURANCE SERVICES, INC.,

MAX BEHM & ASSOCIATES, INC.,

UNITED CALIFORNIA INSURANCE AGENCY,

CUSTOM BENEFIT PROGRAMS, INC.,

MORRILL, KOSLOW & ASSOCIATES INSURANCE AGENCY INC.,

THE CAPITAL PLANNING GROUP, INC.,

USI CONSULTING GROUP, INC.,

as Guarantors

By:	/s/ Ernest J. Newborn, II
Name:	Ernest J. Newborn, II
Title:	Secretary

STRATEGIC ASSET ADVISORS, INC.,

CICORP – USI, INC.,

COMMERCIAL BROKER SERVICES, INC.,

EMPLOYERS SAFETY COUNCIL OF FLORIDA, INC.,

USI MIDWEST, INC.,

USI INSURANCE SERVICES CORP. OF ILLINOIS, INC.,

USI OF ILLINOIS, INC.,

WRIMS CORP.,

INSURANCE RISK MANAGERS, INC.,

ANCO CORPORATION,

MD PREMIUM FINANCE CORPORATION,

WESTERN CLAIMS SERVICES, INC.,

REGIONAL INSURANCE MANAGEMENT SERVICES, INC.,

ANCO MANAGEMENT CORP.,

ANCO LIFE & BENEFITS SERVICES, INC.,

STRATEGIC BENEFIT PLANNING CORPORATION,

ANCO INSURANCE SERVICES OF HOUSTON, INC.,

as Guarantors

By:	/s/ Ernest J. Newborn, II
Name:	Ernest J. Newborn, II
Title:	Secretary

USI ADVISORS, INC.,

USI CONSULTING GROUP OF MASSACHUSETTS, INC.,

USI CONSULTING GROUP OF NEW YORK, INC.,

BENEFIT STRATEGIES, INC.,

BENEFIT STRATEGIES OF MAINE, INC.,

USI INSURANCE BROKERS, INC.,

USI SECURITIES, INC.,

FUTURE PLANNING ASSOCIATES, INC.,

DWP/USI OF SOUTHERN CALIFORNIA INSURANCE AGENCY, INC.,

BERTHOLON-ROWLAND, CORP.,

B-R CORP. OF NORTH CAROLINA,

BR INSURANCE SERVICES CORP.

AMERICAN INSURANCE ADMINISTRATORS, INC.,

O’LEARY-KIENTZ, INC.,

TURNER P. WILLIAMS & ASSOCIATES, LLC

as Guarantors

By:		/s/ Ernest J. Newborn, II
	Name:	Ernest J. Newborn, II
	Title:	Secretary

USI RETIREMENT SERVICES, INC.,

EMERSON, REID & COMPANY, INC.,

RIVERSIDE INSURANCE ASSOCIATES, INC.,

THE INSURANCE EXCHANGE, INC.,

ROGER RYAN & COMPANY, INC.,

USI INSURANCE SERVICES OF RHODE ISLAND, INC.,

INEX ALTERNATIVE PROGRAMS, INC.,

INEX ALTERNATIVE PROGRAM ADMINISTRATORS, INC.,

BECHARD INSURANCE AGENCY, INC.,

USI MIDATLANTIC, INC.,

RENTAL INDUSTRY SERVICES, INC.,

USI NORTHEAST, INC.,

HENDERSON & PHILLIPS, INCORPORATED,

USI OF GEORGIA, INC.,

OVERSTREET & NEWELL, INC.,

COLONIAL PREMIUM FINANCE COMPANY,

USI GULF COAST, INC.,

USI INSURANCE SERVICES OF FLORIDA, INC.,

as Guarantors

By:		/s/ Ernest J. Newborn, II
	Name:	Ernest J. Newborn, II
	Title:	Secretary

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JANUARY 11, 2005, AMONG U.S.I. HOLDINGS CORPORATION, J.P. MORGAN SECURITIES INC., AS SOLE LEAD ARRANGER, THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JP Morgan Chase Bank, N.A.

By:		/s/ Robert Anastasio
	Name:	Robert Anastasio
	Title:	Vice President

FOXE BASIN CLO 2003, LTD. By Royal Bank of Canada as Collateral Manager

By:		/s/ Melissa Marano
	Name:	Melissa Marano
	Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD. By Royal Bank of Canada as Collateral Manager

By:		/s/ Melissa Marano
	Name:	Melissa Marano
	Title:	Authorized Signatory

NAVIGATOR CDO 2003, LTD.
By:	Antares Asset Management Inc., as Collateral Manager

By:		/s/ Tyler Lindblad
	Name:	Tyler Lindblad
	Title:	Vice President

SEQUILS-CENTURION V, LTD.
By:	American Express Asset Management Group, Inc. as Collateral Manager

By:		/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director - Operations

CENTURION CDO VI, LTD.
By:	American Express Asset Management Group, Inc. as Collateral Manager

By:		/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director - Operations

CENTURION CDO II, LTD.
By:	American Express Asset Management Group, Inc. as Collateral Manager

By:		/s/ Vincent P. Pham
	Name:	Vincent P. Pham
	Title:	Director – Operations

IDS LIFE INSURANCE COMPANY
By:	American Express Asset Management Group, Inc. as Collateral Manager

By:		/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

AMERICAN EXPRESS CERTIFICATE COMPANY
By:	American Express Asset Management Group, Inc. as Collateral Manager

By:		/s/ Yvonne Stevens
	Name:	Yvonne Stevens
	Title:	Senior Managing Director

KZH CYPRESSTREE-1 LLC

By:		/s/ Hi Hua
	Name:	Hi Hua
	Title:	Authorized Agent

KZH STERLING LLC

By:		/s/ Hi Hua
	Name:	Hi Hua
	Title:	Authorized Agent

APEX (IDM) CDO I, LTD. BABSON CLO LTD. 2003-I ELC (CAYMAN) LTD. CDO SERIES 1999-I ELC (CAYMAN) LTD. 1999-III ELC (CAYMAN) LTD. 2000-I SUFFIELD CLO, LIMITED TRYON CLO LTD. 2000-I
By:	Babson Capital Management LLC as Collateral Manager

By:		/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By:	Babson Capital Management LLC as Investment Adviser

By:		/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser

By:		/s/ David P. Wells
	Name:	David P. Wells, CFA
	Title:	Managing Director

SANKATY ADVISORS, LLC
as Collateral Manager for Loan Funding XI, Ltd., as Term Lender

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC
as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I-Ingots, Ltd., as Term Lender

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II-Ingots, Ltd., as Term Lender

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P.

By:		/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director Portfolio Manager

HARBOUR TOWN FUNDING LLC

By:		/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

BLACKROCK LIMITED DURATION INCOME TRUST MAGNETITE IV CLO, LIMITED MAGNETITE V CLO, LIMITED

By:		/s/ Tom Colwell
	Name:	Tom Colwell
	Title:	Authorized Signatory

BANK OF MONTREAL
By:	HIM Monegy, Inc. as agent

By:		/s/ S. Valia
	Name:	S. Valia
	Title:	Managing Director

BANK OF AMERICA, N.A.

By:		/s/ Jim V. Miller
	Name:	Jim V. Miller
	Title:	Senior Vice President

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By:	Its Collateral Manager, Callidus Capital Management, LLC

By:		/s/ Peter R. Bennitt
	Name:	Peter R. Bennitt
	Title:	Principal

CSAM FUNDING III

By:		/s/ Andrew H. Marshak
	Name:	Andrew H. Marshak
	Title:	Authorized Signatory

SEQUILS-CUMBERLAND I, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:		/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:		/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

FOREST CREEK CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:		/s/ Matt Stouffer
	Name:	Matt Stouffer
	Title:	Senior Vice President

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

COSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO
By:	Boston Management and Research as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY SENIOR LOAN FUND, LTD.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company, N.A. as Fiduciary Custodian
By:	Eaton Vance Management, Attorney-in-fact

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

TOLLI & CO.
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

By:		/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:		/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FIFTH THIRD BANK

By:		/s/ Timothy P. Kelley
	Name:	Timothy P. Kelley
	Title:	Vice President

GULF STREAM COMPASS CLO 2004-1 LTD
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:		/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

GULF STREAM COMPASS CLO 2003-1 LTD.
By:	Gulf Stream Asset Management LLC As Collateral Manager

By:		/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

SEQUILS-ING I (HBDGM), LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/ Mike Hatley
	Name:	Mike Hatley
	Title:	Managing Director

NEMEAN CLO, LTD.
By:	ING Capital Advisors LLC, as Investment Manager

By:		/s/ Mike Hatley
	Name:	Mike Hatley
	Title:	Managing Director

ENDURANCE CLO I, LTD.
By:	ING Capital Advisors LLC, as Portfolio Manager

By:		/s/ Mike Hatley
	Name:	Mike Hatley
	Title:	Managing Director

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By:	ING Capital Advisors LLC, as Collateral Manager

By:		/s/ Mike Hatley
	Name:	Mike Hatley
	Title:	Managing Director

LASALLE BANK NATIONAL ASSOCIATION

By:		/s/ Bradley J. Kronland
	Name:	Bradley J. Kronland
	Title:	Vice President

INDOSUEZ CAPITAL FUNDING VI
By:	Lyon Capital Management LLC as Collateral Manager

By:		/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

RIVIERA FUNDING LLC

By:		/s/ Meredith J. Koslick
	Name:	Meredith J. Koslick
	Title:	Assistant Vice President

MCG CAPITAL CORPORATION

By:		/s/ Thomas P. McLoughlin
	Name:	Thomas P. McLoughlin
	Title:	Vice President

NYLIM FLATIRON CLO 2003-1 LTD.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-in-Fact

By:		/s/ Anthony R. Malloy
	Name:	Anthony R. Malloy
	Title:	Managing Director

ELF FUNDING TRUST III
By:	New York Life Investment Management LLC, as Attorney-in-Fact

By:		/s/ Anthony R. Malloy
	Name:	Anthony R. Malloy
	Title:	Managing Director

DRYDEN IV LEVERAGED LOAN CDO 2003
By:	Prudential Investment Management, Inc., as Collateral Manager

By:		/s/ George W. Edwards
	Name:	George W. Edwards
	Title:	Principal

SUN TRUST BANK

By:		/s/ Nora G. Brown
	Name:	Nora G. Brown
	Title:	Vice President

TORONTO DOMINION (NEW YORK), LLC

By:		/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

VAN KAMPEN CLO II, LIMITED
By:	Van Kampen Investment Advisory Corp. as Collateral Manager

By:		/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Investment Advisory Corp.

By:		/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Investment Advisory Corp.

By:		/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

LANDMARK III CDO LIMITED
By:	Aladdin Capital Management LLC as Manager

By:		/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

LANDMARK II CDO LIMITED
By:	Aladdin Capital Management LLC as Manager

By:		/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Authorized Signatory

EXHIBIT B-3

FORM OF TRANCHE B TERM NOTE

U.S. $	New York, New York
,

FOR VALUE RECEIVED, U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the “Borrower”), hereby promises to pay to                                  or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”) located at 270 Park Avenue, New York, New York 10017, on the Term Loan Maturity Date (as defined in the Credit Agreement), the principal sum of                      DOLLARS ($                ) or, if less, the unpaid principal amount of all Tranche B Term Loans (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to the Credit Agreement, payable at such times and in such amounts as are specified in the Credit Agreement.

The Borrower promises also to pay to the Lender interest on the unpaid principal amount of each Tranche B Term Loan incurred by the Borrower from the Lender in like money at said office from the date such Tranche B Term Loan is made until paid at the rates and at the times provided in the Credit Agreement.

This Tranche B Term Note is one of the Notes referred to in the Credit Agreement, dated as of August 11, 2003, among the Borrower, the lenders from time to time party thereto (including the Lender), Bank of America, N.A., as Syndication Agent, and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Tranche B Term Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). As provided in the Credit Agreement, this Tranche B Term Note is subject to voluntary and mandatory prepayment, in whole or in part, and the Tranche B Term Loans may be converted in accordance with Section 1.06 of the Credit Agreement.

If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest in this Tranche B Term Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

Exhibit B-3

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Tranche B Term Note.

THIS TRANCHE B TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

U.S.I. HOLDINGS CORPORATION

By
Name:
Title:

EXHIBIT K

FORM OF ASSIGNMENT AGREEMENT

[DATE]

Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined.                      (the “Assignor”) and                      (the “Assignee”) hereby agree as follows:

1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Credit Agreement which represents the percentage interest specified in Item 4 of Annex I (the “Assigned Share”) of all of the Assignor’s outstanding rights and obligations under the Credit Agreement, including, without limitation, (i) with respect to any assignment of all or any portion of the Assignor’s Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and of any outstanding Revolving Loans and Letters of Credit, (ii) with respect to any assignment of all or any portion of the Assignor’s Term Loans, all rights and obligations with respect to the Assigned Share of all outstanding Revolving Loans and (iii) with respect to any assignment of all or any portion of the Assignor’s Tranche B Term Loans, all rights and obligations with respect to the Assigned Share of all outstanding Revolving Loans.

2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries, of any of their obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes each of the Administrative Agent, the Syndication Agent and the Collateral Agent to

Annex I

take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Syndication Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent and the Borrower. The effective date of this Assignment Agreement shall be the first date upon which each of the following conditions shall have been satisfied: (i) the execution hereof by the Assignor and the Assignee, (ii) to the extent required by the Credit Agreement, the receipt of the consent of the Administrative Agent and/or the Borrower, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 12.04(b) of the Credit Agreement, (iv) the recordation by the Administrative Agent of the assignment effected hereby in the Register [and receipt by the Administrative Agent and the Borrower of the Internal Revenue Service forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 12.04(b) of the Credit Agreement],1 or such later date as otherwise specified in Item 5 of Annex I (the “Settlement Date”).

5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

6. It is agreed that the Assignee shall be entitled to (w) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, (x) all RL Commitment Fees on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I and (y) all Letter of Credit Fees on the Assignee’s participation in all Letters of Credit at the rate specified in Item 8 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest, RL Commitment Fees and Letter of Credit Fees to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

[1]	Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

Annex I

7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

*        *        *

Annex I

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this day	[NAME OF ASSIGNOR],
of ,	as Assignor

By
Name:
Title:

[NAME OF ASSIGNEE],
as Assignee

By
Name:
Title:

[Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent

By
Name:
Title:][2]

[USI HOLDINGS CORPORATION]

By
Name:
Title:][3]

[2]	The consent of the Administrative Agent is required in connection with assignments pursuant to Section 12.04(b) of the Credit Agreement.

[3]	Insert only if (i) no Event of Default under the Credit Agreement is then in existence and (ii) the assignment is being made pursuant to 12.04(b)(y) of the Credit Agreement.

ANNEX I

ANNEX FOR ASSIGNMENT AGREEMENT

1.	Borrower: U.S.I. Holdings Corporation

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of August 11, 2003, among the Borrower, the Lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent.

3.	Date of Assignment Agreement:

4.	Amounts (as of date of item #3 above):

	Outstanding Principal of Term Loans			Outstanding Principal of Tranche B Term Loans			Revolving Loan Commitment
Aggregate Amount for all Lenders	$	__________		$	__________		$	_________

Assigned Share		__________	%		__________	%		_________	%

Amount of Assigned Share	$	__________		$	__________		$	_________

5.	Settlement Date:

6. Rate of Interest to the Assignee:	As set forth in Section 1.08 of the Agreement (unless otherwise agreed to by the Assignor and the Assignee)[1]

[1]	The Borrowers and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor

(continued...)

40

Annex I

7. RL Commitment Fees to the Assignee:	As set forth in Section 3.01(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)]

8. Letter of Credit Fee:	As set forth in Section 3.01(b) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)[2]

10.	Notice:

ASSIGNOR:	ASSIGNEE:
__________________	__________________

__________________	__________________

__________________	__________________

Attention:	Attention:

Telephone:	Telephone:

Telecopier:	Telecopier:

Reference:	Reference:

(...continued)

and Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

[2]	Insert “Not Applicable” in lieu of text if no portion of the Total Revolving Loan Commitment is assigned. Otherwise, the Borrowers and the Administrative Agent shall direct the entire amount of the Letter of Credit Fee to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and Assignee effecting any agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

Annex I

Payment Instructions:

ASSIGNOR:	ASSIGNEE:
__________________	__________________
__________________	__________________
__________________	__________________
Attention:	Attention:
Reference:	Reference:

Annex I

Accepted and Agreed:

[NAME OF ASSIGNEE]		[NAME OF ASSIGNOR]

By		By

	(Print Name and Title)		(Print Name and Title)

EXHIBIT M

FORM OF TRANCHE B TERM LOAN COMMITMENT LETTER

[TRANCHE B TERM LOAN LENDER LETTERHEAD]

                 , 2005

JPMORGAN CHASE BANK, N.A., as Administrative Agent

1111 Fannin, 10th Floor

Houston, Texas 77002

Attn: Alma Gonzalez

Fax: (713) 750-2223

Re: Senior Secured Facilities – U.S.I. Holdings Corporation (the “Company”)

We refer to the Credit Agreement, dated as of August 11, 2003 (as amended, modified or supplemented from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among the Company, the Lenders from time to time party thereto, Bank of America, N.A., as Syndication Agent, and you, as Administrative Agent for such Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

We are pleased to commit $[        ] million to Tranche B Term Loan Facility.

We represent that (x) we have received a copy of the Credit Agreement, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and our decision to issue our commitment is based on our independent investigation of the financial condition, creditworthiness, affairs and the status of Company without reliance upon any material or information furnished to us by the Administrative Agent or any of its affiliates, which material or information is hereby acknowledged by us to have been for informational purposes only without any representation or warranty by Administrative Agent or its affiliates and (y) our commitment hereunder represents a commitment from our institution and does not in any way include a commitment or other arrangement from any other non-affiliated institution.

We agree that (x) we will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (y) we hereby appoint and authorize each of the Administrative Agent, the Syndication Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Syndication Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably

Exhibit M

incidental thereto and (z) we will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by us as a Lender.

Upon the delivery of a fully executed original hereof to the Administrative Agent, we shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder.

Our commitment hereunder will terminate on March 31, 2005 if the Summit Global Acquisition Effective Date has not occurred by such date or as otherwise provided pursuant to the terms of the Credit Agreement.

This letter shall be governed by, and construed in accordance with, the law of the State of New York. This letter may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same letter. Delivery of an executed counterpart of a signature page to this letter by telecopier shall be as effective as delivery of an original executed counterpart of this letter. This letter may not be amended or waived except by an instrument in writing signed by each of the parties hereto.

Each of the parties hereto hereby waives any right to trial by jury with respect to any claim, action, suit or proceeding arising out of or contemplated by this letter. You hereby submit to the non-exclusive jurisdiction of the Federal and New York State courts located in the county of New York in connection with any dispute related to this letter or any matters contemplated hereby.

Sincerely,

[TRANCHE B TERM LOAN LENDER]

By:
Name:
Title:

ACCEPTED AND AGREED:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:
Name:
Title:

Exhibit M

U.S.I. HOLDINGS CORPORATION

By:
Name:
Title: